FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS
NOTE 18:	FINANCIAL INSTRUMENTS

a.	Overview:

The Group has exposure to the following risks from its use of financial instruments:

☐	Credit risk
☐	Liquidity risk
☐	Market risk

This note presents quantitative and qualitative information about the Group’s exposure to each of the above risks, and the Group’s objectives, policies and processes for measuring and managing risk.

In order to manage these risks and as described hereunder, the Group executes transactions in derivative financial instruments. Presented hereunder is the composition of the derivatives:

	December 31
	2023	2022
	USD thousands

Derivatives presented under current assets
Forward exchange contracts used for hedging	123	-

Derivatives presented under current liability
Forward exchange contracts used for hedging	-	(209)

Total	123	(209)

b.	Risk management framework:

The Board of Directors has overall responsibility for the establishment and oversight of the Group’s risk management framework. The Board is responsible for developing and monitoring the Group’s risk management policies.

The Group’s risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group’s activities. The Group, through its training and management of standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

The Group Audit Committee oversees how management monitors compliance with the Group’s risk management policies and procedures and reviews the adequacy of the risk management framework in relation to the risks faced by the Group. The Group Audit Committee is assisted in its oversight role by Internal Audit. Internal Audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit Committee.

c.	Credit risk:

The Group’s credit risk is arise from the risk of financial loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations.

The carrying amount of financial assets represents the maximum credit exposure.

The maximum exposure to credit risk at the reporting date was as follows:

	December 31
	2023	2022
	USD thousands

Cash and cash equivalents	234,308	217,500
Trade receivables, net (a)	201,973	219,837
Other receivables	1,996	7,709
Long term deposit	525	406

	438,802	445,452

(a)
At December 31, 2023, the Group included provision for doubtful debts in the amount of USD 17,423 thousand (December 31, 2022: USD 10,138 thousand) in respect of collective impairment provision and specific debtors that their collectability is in doubt.

As of December 31, 2023, two buyers accounted for 16.2% and 16.5% of trade receivables. As of December 31, 2022, two buyers accounted for 15.7% and 14.1% of trade receivables.

	Allowance for Doubtful debts
	2023	2022
	USD thousands

Balance at January 1	10,138	13,870
Allowance for doubtful debts expenses (income)	7,622	(3,167)
Discontinuance of consolidation	(275)	-
Write-off	(22)	(542)
Exchange rate difference	(40)	(23)

Balance at December 31	17,423	10,138

d.	Liquidity risk:

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it has sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.

As of December 31, 2023, and December 31, 2022, the Group’s contractual obligation of financial liability is in respect of leases, trade, and other payables in the amount of USD thousand and USD 332,782 thousand and USD 361,820 thousands, respectively.

The contractual maturity of the financial liability that is less than one year is in the amount of USD 201,955 thousand and USD 239,240 thousand for December 31, 2023, and December 31, 2022, respectively.

e.	Market risk:

Market risk is the risk that changes in market prices, such as foreign exchange rates, the CPI, interest rates and equity prices will affect the Group’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

At December 31, 2023, USD 14,027 thousand are held in AUD, USD 5,653 thousand are held in NIS, USD 4,571 thousand are held in EUR, USD 2,981 thousand are held in SGD, USD 2,692 thousand are held in CAD, USD 2,665 thousand are held in GBP, USD 2,040 thousand are held in JPY, USD 1,493 thousand are held in other currencies and the remainder held in USD.

As of December 31, 2023, no individual vendor accounted for more than 10% of trade payables. As of December 31, 2022, one vendor accounted for 12.7% of trade payables.

f.	Sensitivity analysis:

A change as of December 31 in the exchange rates of the following currencies against the USD, as indicated below, would have affected the measurement of financial instruments denominated in a foreign currency and would have increased (decreased) profit or loss and equity by the amounts shown below (after tax). This analysis is based on foreign currency exchange rate that the Group considered to be reasonably possible at the end of the reporting period. The analysis assumes that all other variables, in particular interest rates, remain constant and ignores any impact of forecasted sales and purchases.

	2023		2022
GBP/USD	+10%	-10%	+10%	-10%
	USD thousands

Profit / (Loss)	(1,832)	1,832	(2,893)	2,893
Increase / (Decrease) in Shareholders’ Equity	(9)	9	(94)	94

	2023		2022
NIS/USD	+10%	-10%	+10%	-10%
	USD thousands

Profit / (Loss)	353	(353)	(139)	139
Increase / (Decrease) in Shareholders’ Equity	384	(384)	(107)	107

	2023		2022
SGD/USD	+10%	-10%	+10%	-10%
	USD thousands

Profit / (Loss)	(2,348)	2,348	(2,615)	2,615
Increase / (Decrease) in Shareholders’ Equity	(6)	6	(320)	320

Linkage and foreign currency risks

Currency risk

The Group is not exposed to currency risk on sales and purchases that are denominated in a currency other than the respective functional currency of the Group, the USD. The principal currencies in which these transactions are denominated are GBP, NIS, EURO, CAD, SGD, MXN, AUD and JPY.

At any point in time, the Group aims to match the amounts of its assets and liabilities in the same currency in order to hedge the exposure to changes in currency.

In respect of other monetary assets and liabilities denominated in foreign currencies, the Group ensures that its net exposure is kept to an acceptable level by buying or selling foreign currencies at spot rates when necessary to address short-term imbalances.

Interest rate risk

The Group has a cash flow risk due to its variable-rate debt instruments. A 5% increase in the interest rate would result in a loss and a decrease in shareholders' equity of USD 3.7 million. However, it will be offset by a gain and shareholders' increase of USD 2.8 million due to available cash and cash equivalents. As a result, there would be a net effect of USD 0.9 million.

g.	Level 3 financial instruments carried at fair value

On August 18, 2022, the Company completed a USD 25 million investment in VIDAA, a smart TV operating system, streaming platform, and subsidiary of Hisense. Through its investment, the Company received a 2.5% equity stake in VIDAA, a multi-year extension to exclusively share of VIDAA’s global ACR data for targeting and measurement across the Company’s platform, and ad monetization exclusivity on VIDAA media in the U.S., U.K., Canada, and Australia.

The investment in shares is a financial asset measured at fair value through profit or loss under level 3.

	December 31, 2023	December 31, 2022
	Level 3	Level 3
	USD thousands	USD thousands

Financial assets measured at fair value through profit or loss:
Investment in shares	25,000	25,000

Valuation processes used by the Company

The fair value of non-marketable shares is determined by external valuer on an annual basis.

The principal unobservable inputs are as follows:

•	The estimated royalties from App share and remote-control button which is based on the expected increase in market share.
•	The average operating profit margin which is based on the stage of research and development.
•
The discount rate, which is based on the risk-free rate for 10-year debentures issued by the government in the relevant market, adjusted for a risk premium to reflect both the risk of investing in equities, the systematic risk of company and entity specific risk to the extent not already reflected in the cash flows.

h.
Financial instruments measured at fair value for disclosure purposes only.

The fair value of the long term debt is estimated by discounting future principal and interest cash flows by the market interest rate of 7.064% on the date of measurement which is USD 97,291 thousands.